PURCHASE ORDER

P.O. Number: JDR052708 - DEL

If no P.O. number is specified, the date on the P.O. will be used as the P.O. number.

Dell Customer Number: 93289230

P.O. Date: 05/27/08

Payment Terms
***DFS LEASE**

Bill to: OXYSURE SYSTEMS, INC.	**Ship To:** OXYSURE SYSTEMS, INC.
Street Address: 10880 JOHN W. ELLIOTT DR. SUITE 600	Street Address: 10880 JOHN W. ELLIOTT DR. SUITE 600
City, State Zip FRISCO, TX 75034	City, State Zip FRISCO TX 75034
Attn: ACCOUNTS PAYABLE	Attn: DARYL RISINGER
Phone #: 972 - 294 - 6458	**Phone #:** 972 - 294 - 6558
Fax #: 972 - 294 - 6501	**Fax #:** 972 - 294 - 6501
Email: pearl@oxysure.com	**Email:** drisinger@oxysure.com

- Customer agrees to finance the products(s) itemized on the quotation number(s) indicated below at the price(s) indicated, plus applicable taxes and shipping & handling charges, subject to the applicable Dell terms and conditions of sale located at http://www.dell.com/us/en/gen/misc/policy_009_policy.htm.
- *Lease Terms are applicable to this purchase order and are subject to Credit Approval. Additional financial information in the form of financial statements from previous years may be required.
- Please attach tax exempt letter/certificate if applicable.
- This Purchase Order may only be used for purchases within the Continental United States.

QTY	QUOTATION** ~~OR PART NUMBER~~	DESCRIPTION	UNIT PRICE	TOTAL
3	433215692	LATITUDE D630		
1	433215930	OPTIPLEX 330 MINITOWER		

****ALL pages of the referenced quotation(s) MUST accompany this Purchase Order**

SUBTOTAL	
SALES TAX (IF APPLICABLE) *Please include tax exempt certificate if sales tax exempt noting vendor as Dell Financial Services*	
SHIPPING & HANDLING	
TOTAL	

Additional Instructions:

DFS LEASE TERMS: PLEASE CIRCLE CHOICES

(MONTHS) 12 24 (36) 48 Other ____

(End of Lease Option) Fair Market Value ($1.00 Buyout)

Dellflex TELP

Signature (Authorized Buyer): [signature] **Date:** 6/5/08

Print Name (Authorized Buyer): JULIAN ROSS — CEO

Name *Title*

DELL Financial Services

Oxysure Systems Inc. June 4, 2008

Customer #	Quote $$$	Qty	Description	Monthly Rental Payments			
93289230					36 Month		
Quote #					FMV	$1 OUT	
433215692	$4,602.60	3	Latitude D630		$137.34	$152.85	
433215930	$1,020.96	1	OptiPlex 330 Minitower		$30.47	$33.91	
	$5,623.56				$167.81	$186.76	
				Est. PPT	$10.44	$0.00	
				Total:	**$178.24**	**$186.76**	
**Lease and Lease rate factors subject to receipt of financial statements and credit approval.*				***Payments do not include all applicable taxes. PPT - Personal Property Tax is an estimated charge from the state associated with any FMV lease*			

Credit Approval:
The proposed lease is subject to credit approval by Dell Financial Services, no material adverse change in the Lessee's financial condition; and is further conditioned upon the Lessee's compliance with all of its lease and loan agreements.

The lease quote contained herein is valid for 30 days and is indicative, and is subject to change depending on our evaluation of your credit standing.

Thank you for the opportunity to present this summary to some of our leasing products. It is our sincere wish that we can be of service in this capacity.

FMV PURCHASE OPTION

END OF LEASE OPTIONS:
Options available to lessee upon completion of the base lease term are as follows:

1) Exercise the option to purchase the products at the then fair market value of the products.
2) Return all products to lessor at lessee's expense.
3) Continue to lease on a fair market renewal basis.

$1 OUT OPTION

END OF LEASE OPTIONS:
Options available to lessee upon completion of the base lease term are as follows:

1) Exercise the option to purchase the products for $1.
2) Return all products to lessor at lessee's expense.